SECOND ADDENDUM TO PRIVATE STOCK PURCHASE AGREEMENT

        THIS SECOND ADDENDUM TO PRIVATE STOCK PURCHASE AGREEMENT (“Second Addendum”) is entered on this 13 day of May, 2004, by and between Michael Manion (hereinafter referred to as “Seller”) of 1220 Glenmore Drive, Apopka, Florida 32712, Sun City Industries, Inc., a Delaware corporation (“Corporation”), and Coast to Coast Equity Group, Inc., a Florida corporation of 9040 Town Centre Parkway, Bradenton, Florida 34202 (hereinafter referred to as the “Purchaser”) who previously entered into a Private Stock Purchase Agreement (“Agreement”).

P R E A M B L E:

        WHEREAS, Pursuant to said Agreement Coast to Coast Equity Group, Inc., was acquiring 1,000,000 shares of stock in the corporation for payment in the sum of $375,000.00, said transaction to close on or before April 12, 2004; and

        WHEREAS, as condition to closing, Seller is required to deliver to Purchaser 1,000,000 shares of stock of the Corporation, and Purchaser is required to deliver to Seller $375,000.00; and

        WHEREAS, Seller and Purchaser entered into an Addendum to Private Stock Purchase Agreement dated April 12, 2004; and

        WHEREAS, Sun City Industries, Inc. entered into a Reorganization Agreement with YangLing Daiying Biological Engineering Co. Ltd. which has not yet closed; and

        WHEREAS, Seller and Corporation are desirous of insuring that the Reorganization Agreement is consummated; and

        WHEREAS, it is necessary to extend the time frame for closing as set forth in paragraph 4 in the previous Addendum.

        NOW, THEREFORE, in consideration of the premises as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

    1.        Seller shall as and for full consideration for this Agreement receive $375,000.00 only, and shall receive no shares, warrants or other consideration other than said sum which shall be due and payable to him upon closing of the Reorganization Agreement. In the event the Reorganization Agreement cannot be finalized or does not close on or before June 14, 2004, Purchaser within five (5) days of notice that the Reorganization Agreement cannot be finalized or five (5) days of June 14, 2004, whichever first occurs, provide written notice of its intention to close this transaction on the terms set forth in the Agreement, except that the closing date and all obligations to close shall occur within five (5) days from date of notice.

    2.        Except us modified herein, the terms and conditions of the Agreement and Addendum shall remain in full force and effect.

        IN WITNESS WHEREOF, the Parties have executed or caused this Agreement to be executed effective as of the 13 day of May, 2004.

Signed, sealed and delivered
     In Our Presence:

/s/ G. Frudakis
Signature
___________
Print Name
/s/ John McGinn
Signature
_________________
Print Name

_________________
Signature
_________________
Print Name
Signature
_________________
Print Name	PURCHASER:
COAST TO COAST EQUITY GROUP, INC.

 By: /s/ Charles Scimeca
    Charles Scimeca, President

CORPORATION:
SUN CITY INDUSTRIES, INC.

 By: /s/ Michael Manion
 Print Name: Michael Manion

 By:/s/ Michael Manion
 Michael Manion